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                                                                   Exhibit 10.15

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of August 4, 2000 (the "Amendment Date"), by and between NESCO, Inc., an Oklahoma corporation (the "Borrower"), and Bank One, Oklahoma, NA, a national banking association (the "Lender"), with reference to the following:

         A. The Borrower and the Lender are parties to that certain Credit Agreement dated as of May 12, 2000 (the "Credit Agreement"), pursuant to which the Lender established three Facilities (as therein described) in favor of the Borrower. Capitalized terms used herein but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

         B. The Borrower has requested that the Lender modify the terms and provisions of the Working Capital Revolving Credit Facility to provide for the issuance of letters of credit from time to time at the request of and for the account of the Borrower or any of its Subsidiaries.

         C. The Lender has agreed to the requested modification in the terms of the Working Capital Revolving Credit Facility, subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Amendment Date, as follows:

1.       DEFINITIONS.

         A. ADDITIONAL DEFINITIONS. The following defined terms are hereby added to Section 1.1 of the Credit Agreement:

                  "Collateral Shortfall Amount" is defined in Section 8.1(i).

                  "Credit Extension" means the making of a Loan or the issuance of a Facility LC hereunder.

                  "Credit Extension Date" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

                  "Facility LC" is defined in Section 2.20.1.

                  "Facility LC Application" is defined in Section 2.20.2.

                  "Facility LC Collateral Account" is defined in Section 2.20.8.

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                  Facility LC Sublimit" means the sum of $500,000 or such other amount as may be established by the Lender from time to time, in its sole discretion, as the Facility LC Sublimit.

                  "LC Fee" is defined in Section 2.12(iii).

                  "LC Obligations" means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LC's outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

                  "LC Payment Date" is defined in Section 2.20.3.

                  "Modify" and "Modification" are defined in Section 2.20.1.

                  "Outstanding Working Capital Credit Exposure" means, at any time, the sum of (i) the aggregate principal amount of all Working Capital Revolving Loans outstanding at such time, plus (ii) the aggregate principal amount of all Working Capital Term Loans outstanding at such time, plus (iii) the total LC Obligations at such time.

                  "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 2.20 to reimburse the Lender for amounts paid by the Lender in respect of any one or more drawings under Facility LC's.

         B. MODIFICATION OF DEFINITIONS. The definitions of the following terms appearing in Section 1.1 of the Credit Agreement are amended in their entirety to read as follows:

                  "Loan Documents" means this Agreement, the Notes, the Facility LC Applications, the Collateral Documents, the Guaranty, and any other documents, agreements, instruments and writings executed by the Borrower or any of its Subsidiaries in connection with this Agreement or the Facilities.

                  "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lender or any indemnified party arising under the Loan Documents.

                  "Working Capital Revolving Credit Commitment" means the sum of $8,000,000, as such amount may be modified from time to time pursuant to the terms hereof. As the context requires, "Working Capital Revolving Credit Commitment" also refers to the obligation of the Lender to make Working Capital Revolving Loans and Working Capital Term Loans to the Borrower and to issue Facility LC's under the Working Capital Revolving Loan Facility.

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         C.       CERTAIN REFERENCES. As the context requires: (i) all
references in the Credit Agreement to the making of Loans are hereby modified to mean the making of "Credit Extensions"; (ii) all references to outstanding "Loans" are hereby modified to include both outstanding Loans and LC Obligations; and (iii) all references in the Credit Agreement to "Borrowing Date" are hereby amended to read "Credit Extension Date." The Borrower acknowledges that, as a result of the amendment to the definition of the term "Obligations" effected by this Amendment, the prompt payment of all LC Obligations will be secured by the Collateral and all Collateral Documents and will be guaranteed by the Guaranty executed by each of its Subsidiaries.

2.       AMENDMENTS TO THE FACILITIES.

         A. MODIFICATION OF WORKING CAPITAL REVOLVING CREDIT FACILITY TO PROVIDE FOR ISSUANCE OF FACILITY LC'S. Section 2.1.1(a) of the Credit Agreement is amended in its entirety to read as follows:

                  2.1.1.   WORKING CAPITAL REVOLVING CREDIT FACILITY.

                  (a) From and including the Closing Date and prior to the Working Capital Revolving Credit Facility Termination Date, the Lender agrees, on the terms and conditions set forth in this Agreement, (i) to make Working Capital Revolving Loans to the Borrower from time to time (each individually a "Working Capital Revolving Loan" and, collectively, the "Working Capital Revolving Loans") and (ii) to issue Facility LC's from time to time upon the request of the Borrower, PROVIDED, HOWEVER, that, after giving effect to the making of each such Working Capital Revolving Loan and the issuance of each such Facility LC, the Outstanding Working Capital Credit Exposure shall not exceed the Working Capital Revolving Credit Commitment, and PROVIDED FURTHER, that the aggregate LC Obligations shall not at any time exceed the Facility LC Sublimit. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Working Capital Revolving Loans at any time prior to the Working Capital Revolving Credit Facility Termination Date. The obligation of the Lender to make Working Capital Revolving Loans and to issue Facility LC's under the Working Capital Revolving Credit Facility shall expire on the Working Capital Revolving Credit Facility Termination Date.

         B. MATURITY. Section 2.3.1(a) of the Credit Agreement is amended in its entirety to read as follows:

                  2.3.1.   WORKING CAPITAL REVOLVING CREDIT FACILITY.

                  (a) All outstanding Working Capital Revolving Loans, other than NAC Project Loans which have been converted to Working Capital Term Loans, all LC

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         Obligations, and all other unpaid Obligations arising under or relating to the Working Capital Revolving Credit Facility shall be due and payable in full on the Working Capital Revolving Credit Facility Termination Date.

         C. APPLICATION OF MANDATORY PREPAYMENTS. Section 2.3.4 of the Credit Agreement is amended in its entirety to read as follows:

                  2.3.4. MANDATORY PREPAYMENTS. Within three (3) Business Days after receipt thereof, the Borrower shall make a mandatory prepayment on the Loans in an amount equal to the net proceeds received by the Borrower from (i) the creation or incurrence of additional Indebtedness (other than Loans and additional Indebtedness permitted under Section 6.11) or (ii) the sale of a Substantial Portion of its Properties. Any mandatory prepayment made pursuant to clause (i) or (ii) preceding shall be applied as follows (to the extent of available proceeds): first, to the principal installments payable under Section 2.3.2 with respect to the Term Loans in the inverse order of maturity; then, to the principal installments payable under Section 2.3.3 with respect to the Acquisition Term Loans in the inverse order of maturity; then, to any outstanding Acquisition Loans; then to the principal installments payable under Section 2.3.1(b) with respect to the Working Capital Term Loans in the inverse order of maturity; then to the Facility LC Collateral Account, in an amount equal to the LC Obligations then existing; and finally, to any outstanding Working Capital Revolving Loans. To the extent any mandatory prepayment is applied to the outstanding Working Capital Revolving Loans, the Working Capital Revolving Credit Commitment shall be permanently reduced by a like amount. Nothing contained in this Section 2.3.4 shall nullify the requirements, as set forth in Section 6.11 and 6.13, respectively, for consent of the Lender to the creation or incurrence of additional Indebtedness or any sale by the Borrower of a Substantial Portion of its Properties.

         D. REDUCTIONS IN COMMITMENTS. Section 2.5 of the Credit Agreement is amended in its entirety to read as follows:

                  2.5. REDUCTIONS IN COMMITMENTS. The Borrower may permanently reduce the Working Capital Revolving Credit Commitment or the Acquisition Loan Commitment, in whole or in part, in integral multiples of $1,000,000, upon at least three Business Days' written notice to the Lender, which notice shall specify the amount of any such reduction; provided, however, that (i) the amount of the Working Capital Revolving Credit Commitment may not be reduced below the Outstanding Working Capital Credit Exposure, and (ii) the amount of the Acquisition Loan Commitment may not be reduced below the aggregate principal amount of the outstanding Acquisition Loans and Acquisition Term Loans.

         E. CALCULATION OF COMMITMENT FEE. Section 2.12(i) of the Credit Agreement is amended in its entirety to read as follows:

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                  2.12     FEES.

                  (i) The Borrower agrees to pay to the Lender a commitment fee (the "Commitment Fee") at a per annum rate equal to the Applicable Fee Rate on the daily unused portion of the Lender's Working Capital Revolving Credit Commitment and Acquisition Loan Commitment from the date hereof to and including the latter to occur of the Working Capital Revolving Credit Facility Termination Date or the Acquisition Loan Facility Termination Date, payable on each Payment Date commencing May 31, 2000. For purposes of this
         Section 2.12, all outstanding Working Capital Revolving Loans, Working Capital Term Loans and Facility LC's shall be regarded as usages of the Working Capital Revolving Credit Commitment, and all outstanding Acquisition Loans and Acquisition Term Loans shall be regarded as usages of the Acquisition Loan Commitment. Any accrued Commitment Fee shall be payable on the effective date of any termination of the obligations of the Lender to make Working Capital Revolving Loans and/or Acquisition Loans hereunder.

         F. LC FEES. A new Section 2.12(iii) is hereby added to the Credit Agreement reading as follows:

                  (iii) On the date of issuance of each Facility LC (and annually thereafter, if such Facility LC has a term of more than one year) and on the date of any Modification of any Facility LC which increases the stated amount thereof, the Borrower shall pay to the Lender with respect to such Facility LC (or Modification) a letter of credit fee in an amount equal to the GREATER of (x) the amount calculated at the rate of 1.5% per annum on the stated (face) amount thereof (or, with respect to a Modification which increases the stated amount thereof, such increase in the stated amount) for the stated term of such Facility LC, or (y) $125 (each such fee described in this sentence, an "LC Fee"). In the event a Facility LC has a stated term of more than one year, the LC Fee payable upon issuance will be for the first year of the term of such Facility LC, and the LC Fee payable on each anniversary date thereafter will be for the next following year (or portion thereof). The Borrower shall also pay to the Lender all documentary and processing charges in connection with the issuance or Modification of and draws under Facility LC's in accordance with the Lender's standard schedule for such charges as in effect from time to time.

         G.       ISSUANCE OF FACILITY LC'S AT LENDING INSTALLATIONS. Section
2.17 of the Credit Agreement is amended in its entirety to read as follows:

                  2.17. LENDING INSTALLATIONS. The Lender may book the Loans and the Facility LC's at any Lending Installation selected by the Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to

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         any such Lending Installation and to all Loans made and Facility LC's made or issued at any such Lending Installation, and all Notes issued hereunder shall be deemed held by the Lender for the benefit of any such Lending Installation. The Lender may, by written notice to the Borrower in accordance with Article XI, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LC's will be issued by it and for whose account Loan payments or payments with respect to Facility LC's are to be made.

         H. REGARDING THE FACILITY LC'S. A new Section 2.20 is hereby added to the Credit Agreement reading as follows:

                  2.20.    FACILITY LC'S.

                  2.20.1. ISSUANCE. The Lender hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby and commercial letters of credit (each, a "Facility LC") for the account of the Borrower or any of its Subsidiaries and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time prior to the Working Capital Facility Termination Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed the Facility LC Sublimit and (ii) the Outstanding Working Capital Credit Exposure shall not exceed the Working Capital Revolving Credit Commitment. No Facility LC shall have an expiry date later than the earlier of (x) 18 months after its issuance or (y) the Working Capital Facility Termination Date.

                  2.20.2. REQUEST FOR ISSUANCE. Subject to Section 2.20.1, the Borrower shall give the Lender notice prior to 10:00 a.m. (local time) at least five (5) Business Days prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby. The issuance or Modification by the Lender of any Facility LC shall, in addition to the conditions precedent set forth in Article IV (the satisfaction of which the Lender shall have no duty to ascertain), be subject to the conditions precedent that such Facility LC shall be satisfactory to the Lender and that the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as the Lender shall have reasonably requested (each, a "Facility LC Application"). In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

                  2.20.3. ADMINISTRATION. Upon receipt from the beneficiary of any Facility LC of any demand for payment under such Facility LC, the Lender shall promptly

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         notify the Borrower as to the amount to be paid by the Lender as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the Lender to the Borrower shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC.

                  2.20.4. REIMBURSEMENT BY BORROWER. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Lender on or before the applicable LC Payment Date for any amounts to be paid by the Lender upon any drawing under any Facility LC, without presentment, demand, protest or other formalities of any kind; PROVIDED that the Borrower shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Lender in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the Lender's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. All such amounts paid by the Lender and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) the sum of 2% plus the rate applicable to Floating Rate Advances for such day if such day falls after such LC Payment Date. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.8 and the satisfaction of the applicable conditions precedent set forth in Article IV), the Borrower may request a Working Capital Revolving Loan hereunder for the purpose of satisfying any Reimbursement Obligation.

                  2.20.5. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 2.20 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Lender or any beneficiary of a Facility LC. The Borrower further agrees with the Lender that the Lender shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted,

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         in connection with any Facility LC. The Borrower agrees that any action taken or omitted by the Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put the Lender under any liability to the Borrower. Nothing in this Section 2.20.5 is intended to limit the right of the Borrower to make a claim against the Lender for damages as contemplated by the proviso to the first sentence of Section 2.20.4.

                  2.20.6. ACTIONS OF LENDER. The Lender shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Lender.

                  2.20.7. INDEMNIFICATION. The Borrower hereby agrees to indemnify and hold harmless the Lender and its directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which the Lender may incur (or which may be claimed against the Lender by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Lender may incur by reason of or in connection with by reason of or on account of the Lender issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to the Lender, evidencing the appointment of such successor Beneficiary; PROVIDED that the Borrower shall not be required to indemnify the Lender for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Lender in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or
         (y) the Lender's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 2.20.7 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

                  2.20.8 FACILITY LC COLLATERAL ACCOUNT. The Borrower agrees that it will, upon the request of the Lender and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to the Lender in respect of any Facility LC, maintain with the Lender a special collateral account pursuant to arrangements satisfactory to the Lender (the "Facility LC Collateral Account"), in

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         the name of the Borrower but under the sole dominion and control of the
         Lender, and in which the Borrower shall have no interest other than as set forth in Section 8.1. The Borrower hereby pledges, assigns and grants to the Lender a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Lender will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of the Lender having a maturity not exceeding 30 days. Nothing in this Section 2.20.8 shall either obligate the Lender nor require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Lender to release any funds held in the Facility LC Collateral Account in each case other than as required by Section 8.1.

3.       OTHER CONFORMING AMENDMENTS TO CREDIT AGREEMENT.

         A. CONDITIONS TO BE SATISFIED. Section 4.5 of the Credit Agreement is amended in its entirety to read as follows:

                  4.5. EACH CREDIT EXTENSION. The Lender shall not be required to make a Credit Extension under any Facility unless on the applicable Credit Extension Date:

                  (i)      There exists no Default or Unmatured Default.

                  (ii)     The representations and warranties contained in
         Article V are true and correct as of such Credit Extension Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

                  (iii) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lender and its counsel.

         B.       EFFECT OF BORROWING NOTICE OR REQUEST FOR FACILITY LC.
Section 4.5 of the Credit Agreement is amended in its entirety to read as follows:

                  4.5 EFFECT OF BORROWING NOTICE OR REQUEST FOR FACILITY LC. The Borrowing Notice or request for issuance of a Facility LC with respect to each Credit Extension shall constitute a representation and warranty by the Borrower that the applicable conditions precedent set forth in this Article IV have been satisfied and that the statements contained in Sections 4.5(i) and (ii) are true and correct. The Lender may require a duly completed Compliance Certificate as a condition to making any Credit Extension.

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         C.       PERMITTED INDEBTEDNESS. Section 6.11(i) of the Credit
Agreement is amended in its entirety to read: "The Loans and the Reimbursement Obligations."

         D. CONTINGENT OBLIGATIONS. Section 6.20 of the Credit Agreement is amended in its entirety to read as follows:

                  6.20. CONTINGENT OBLIGATIONS. The Borrower will not, nor will it permit any of its Subsidiaries to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, and (ii) the Reimbursement Obligations.

         E. PROHIBITION AGAINST OTHER LETTERS OF CREDIT. Section 6.21 of the Credit Agreement is amended in its entirety to read as follows:

                  6.21. LETTERS OF CREDIT. The Borrower will not apply for or become liable upon or in respect of any Letter of Credit, other than Facility LC's.

         F. EVENTS OF DEFAULT. Section 7.2 of the Credit Agreement is amended in its entirety to read as follows:

                  7.2. NONPAYMENT. Nonpayment of principal of any Loan when due, nonpayment of any Reimbursement Obligation within one (1) Business Day after the same becomes due, or nonpayment of interest upon any Loan or of any Commitment Fee, LC Fee or other obligations under any of the Loan Documents within five (5) days after the same becomes due.

         G. REMEDIES UPON DEFAULT. Section 8.1 of the Credit Agreement is amended in its entirety to read as follows:

                  8.1.     ACCELERATION; FACILITY LC COLLATERAL ACCOUNT.

                  (i) If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, (x) the obligation of the Lender to make Credit Extensions hereunder shall automatically terminate and the Secured Obligations shall immediately become due and payable without any election or action on the part of the Lender, and (y) the Borrower will be and become thereby unconditionally obligated, without any further notice, act or demand, to pay to the Lender an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (1) the amount of LC Obligations at such time, less (2) the amount on deposit in the Facility LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Secured Obligations (such difference, the "Collateral

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         Shortfall Amount"). If any other Default occurs, the Lender may
         (x) terminate or suspend the obligations of the Lender to make Credit Extensions hereunder, or declare the Secured Obligations to be due and payable, or both, whereupon the Secured Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives, and (y) upon notice to the Borrower and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Lender the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (ii) If at any time while any Default is continuing, the Lender determines that the Collateral Shortfall Amount at such time is greater than zero, the Lender may make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Lender the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

                  (iii) The Lender may at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Secured Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lender under the Loan Documents.

                  (iv) At any time while any Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Secured Obligations have been indefeasibly paid in full and the Commitments have been terminated, any funds remaining in the Facility LC Collateral Account shall be returned by the Lender to the Borrower or paid to whomever may be legally entitled thereto at such time.

4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the Amendment Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. EXECUTION OF DOCUMENTS. This Amendment shall have been duly and validly authorized, executed and delivered to the Lender by the Borrower.

         B. RESOLUTIONS. The Bank shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the Borrower to request Facility L/C's from time to time under the Working Capital Revolving Credit Facility (as modified hereby) and to execute, deliver

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

and perform its obligations under this Amendment and the Credit Agreement (as amended by this Amendment).

         C. ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents and in Section 5 hereof shall be true and correct in all material respects as of the Amendment Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         D. NO DEFAULT. There shall not have occurred any Default or Unmatured Default as of the Amendment Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Lender as of the Amendment Date.

5. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. AUTHORITY. The Borrower has all requisite power and authority and has been duly authorized to request Facility L/C's from time to time under the Working Capital Revolving Credit Facility (as modified hereby) and to execute, deliver and perform its obligations under this Amendment and the Credit Agreement (as amended by this Amendment).

         B. BINDING OBLIGATIONS; ENFORCEABILITY. This Amendment and the Credit Agreement (as amended by this Amendment) are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         C. NO CONFLICT; GOVERNMENT CONSENT. Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions thereof, will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings and other credit extensions under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment or the Credit Agreement (as amended by this Amendment).

         D. NO MATERIAL ADVERSE CHANGE. Since June 30, 2000 (the date of the latest financial statements of the Borrower which have been delivered to the Lender), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

6.       MISCELLANEOUS.

         A. EFFECT OF AMENDMENT. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement and all other Loan Documents shall continue in full force and effect in accordance with their original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment.

         B. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         C. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         D. REIMBURSEMENT OF EXPENSES. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Lender, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.

                                  NESCO, INC.


                                  By:
                                     -------------------------------------------
                                  Name:    Eddy L. Patterson
                                  Title:   Chairman and Chief Executive Officer

                                  BANK ONE, OKLAHOMA, NA,


                                  By:
                                     -------------------------------------------
                                  Name:    David G. Page
                                  Title:   First Vice President

                             CONSENT OF SUBSIDIARIES

         Each of the undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing First Amendment to Credit Agreement, (ii) confirms that the Security Agreement and the Subsidiary Guaranty, each previously executed or subscribed to by the undersigned, will continue in full force and effect as security for payment and performance of all of the "Secured Obligations," as such term is used in the Security Agreement, and the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, in each case including all LC Obligations, and (iii) ratifies and reaffirms each of the Security Agreement and the Subsidiary Guaranty. Capitalized terms used in this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing First Amendment to Credit Agreement.

                                  LAB ONE ANALYTICAL, INC.


                                  By:
                                     ---------------------------------
                                  Name:    Eddy L. Patterson
                                  Title:   Chairman


                                  FUEL RECOVERY SYSTEMS, INC.,
                                  an Oklahoma corporation


                                  By:
                                     ---------------------------------
                                  Name:    Eddy L. Patterson
                                  Title:   Chairman and President


                                  THH ALPHA, INC.,
                                  a North Carolina corporation


                                  By:
                                     ---------------------------------
                                  Name:    Eddy L. Patterson

                                  Title:   President


                                  CAROLINA DRILLING SERVICES, INC.,
                                  a North Carolina corporation


                                  By:
                                     ---------------------------------
                                  Name:    Eddy L. Patterson
                                  Title:   President


                                  SUMMIT ENVIRONMENTAL SERVICES, INC.,
                                  an Oklahoma corporation


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------


                                  NESCO ACCEPTANCE CORPORATION,
                                  an Oklahoma corporation


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------


                                  HOPKINS APPRAISAL SERVICES, INC.

                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------




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